                                                                     EXHIBIT 1.1


                                  $225,000,000

                           LAMAR ADVERTISING COMPANY

                     __% Senior Subordinated Notes due 2006

                             UNDERWRITING AGREEMENT


                                       November ___, 1996

SMITH BARNEY INC.
CHASE SECURITIES INC.
CIBC WOOD GUNDY SECURITIES CORP.

c/o      SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013


Dear Sirs:

                 Lamar Advertising Company, a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Underwriters"), $225,000,000 aggregate principal amount of its __% Senior Subordinated Notes due 2006 (the "Notes") to be issued pursuant to the provisions of an Indenture to be dated as of ___________, 1996 (the "Indenture") among the Company, certain subsidiaries of the Company, as Guarantors (the "Guarantors"), and State Street Bank and Trust Company, as trustee (the "Trustee"). Payment of the principal, interest and premium, if any, on the Notes shall be guaranteed on a senior subordinated basis by each of the Guarantors as provided and to the extent set forth in the Indenture (the "Guarantees"). All references herein to the Notes include the Guarantees. The Company and the Guarantors are collectively referred to herein as the "Registrants".

                 As described in the Prospectus (as defined below) under the caption "The Transactions - The Common Stock Offering", the Company and certain selling stockholders intend to publicly offer, prior to or concurrently with the public offering of the Notes, 2,800,000 shares of the Company's Class A Common Stock, par value $.001 per share
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(the "Class A Common Stock"), and up to an additional 420,000 shares of such
Class A Common Stock pursuant to an over-allotment option (the "Common Stock Offering").

                 The Registrants wish to confirm as follows their agreements with you in connection with the several purchases of the Notes by you.

                 1. Registration Statement and Prospectus. The Registrants have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance in all material respects with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Notes. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Notes may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post- effective amendment. The term "Registration Statement" shall also include any registration statement relating to the Notes that is filed pursuant to Rule 462(b) under the Act.

                 The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this



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Agreement means the prospectus in the form included in the Registration
Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the Registration Statement, Prospectus or any Prepricing Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of such Registration Statement, Prospectus or Prepricing Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, Prospectus or any Prepricing Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto.

                 2. Agreements to Sell and Purchase. Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein, the Company hereby agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto (or such principal amount of Notes increased as set forth in Section 11 hereof) at a purchase price equal to _____% of the principal amount thereof.

                 3. Terms of Public Offering. The Registrants have been advised by you that the Underwriters propose to





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make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Notes upon the terms set forth in the Prospectus.

                 4. Delivery of the Notes and Payment Therefor. Delivery to the Underwriters of and payment for the Notes shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on November ____, 1996 (the "Closing Date"). The place of closing for the Notes and the Closing Date may be varied by agreement between you and the Company.

                 Payment for the Notes shall be made in immediately available funds against delivery to you of one or more global certificates representing the Notes registered in the name of Cede & Co., as custodian for The Depository Trust Company ("DTC"), with any transfer tax payable in connection with the transfer of the Notes to the Underwriters duly paid.

                 5. Agreements of the Registrants. The Registrants jointly and severally agree with the several Underwriters as follows:

                          (a)  If, at the time this Agreement is executed and
delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Notes may commence, the Registrants will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                          (b)  The Registrants will advise you promptly and, if
requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any





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Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Notes for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Registrants' condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply in all material respects with the Act or any state securities law specified in Section 5(g). If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Registrants will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                          (c)  The Registrants will furnish to you, without
charge, four (4) signed copies (three (3) of which may be photocopies) of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits and schedules, as you may reasonably request.

                          (d)  The Registrants will not (i) file any amendment
to the Registration Statement or make any amendment or supplement to the Prospectus (including the filing of any document which, upon filing, becomes an





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Incorporated Document) of which you shall not previously have been advised or to which you shall reasonably object after being so advised and (ii) so long as, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales by any Underwriter or dealer, subject to the preceding clause (i), file any information, documents or reports pursuant to the Exchange Act without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

                          (e)  Prior to the execution and delivery of this
Agreement, the Registrants have delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Registrants consent to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions within the United States in which the Notes are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Registrants.

                          (f)  As soon after the execution and delivery of this
Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Registrants will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Registrants consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions within the United States in which the Notes are offered by the several Underwriters and by all dealers to whom Notes may be sold, both in connection with the offering and sale of the Notes and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur





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that in the judgment of the Company or in the opinion of counsel for the
Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any state securities law specified in Section 5(g), the Registrants will forthwith prepare and, subject to the provisions of paragraph
(d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers designated by you a reasonable number of copies thereof. Notwithstanding anything herein to the contrary, after the expiration of nine months after the effective date of the Registration Statement, the cost of preparing, delivering and furnishing to the Underwriters any such amended or supplemented prospectus shall be borne by the Underwriters. In the event that the Company and you agree that the Prospectus should be amended or supplemented, the Company, if reasonably requested by you and not prohibited by law, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                          (g)  The Registrants will cooperate with you and with
counsel for the Underwriters in connection with the registration or qualification of the Notes for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions within the United States as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall any Registrant be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.





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                          (h)  The Company will make generally available to its
security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement (as defined in Rule 158 under the Act) and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                          (i)  During the period of five years hereafter, the
Company will furnish to you promptly after they become available, a copy of each report of the Company mailed to stockholders or filed with the Commission (unless the Company has, in good faith, requested confidential treatment with respect to such filing) or the New York Stock Exchange, and during the period which is 18 months after the date hereof, such other information concerning the Company as you may reasonably request.

                          (j)  If this Agreement shall terminate or shall be
terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by you pursuant to
Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Registrants to comply in any material respect with the terms of this Agreement, the Registrants jointly and severally agree to reimburse you for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith. If this Agreement shall terminate or be terminated after execution pursuant to the second paragraph of Section 10 hereof or by you pursuant to Section 10 or Section 11 hereof, the Registrants shall not then be under any liability to reimburse the Underwriters, for any out-of-pocket expenses incurred by them in connection herewith, except as provided in Section 9 hereof.

                          (k)  The Company will apply the net proceeds from the
sale of the Notes to be sold by it hereunder





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substantially in accordance with the description set forth in the Prospectus.

                          (l)  If Rule 430A of the Act is employed, the
Registrants will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time of such filing.

                          (m)  Except as set forth in the Registration
Statement, during the period beginning on the date hereof and continuing to and including the Closing Date, the Registrants will not, without the prior written consent of Smith Barney Inc., sell, offer to sell, solicit an offer to buy, contract to sell, pledge or otherwise transfer or dispose of any debt securities substantially similar to the Notes or securities exchangeable for, or convertible into, debt securities substantially similar to the Notes.

                          (n)  Except as stated in this Agreement and in the
Prepricing Prospectus and Prospectus, none of the Registrants has taken, nor will any Registrant take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

                          (o)  The Company will use its best efforts to have
the Notes approved for listing, subject to notice of issuance, on the New York Stock Exchange.

                 6. Representations and Warranties of the Registrants. The Registrants jointly and severally represent and warrant to each Underwriter that:

                          (a)  Each Prepricing Prospectus included as part of
the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.





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                          (b)  The Registration Statement in the form in which
it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances in which they are made, not misleading, except that this representation and warranty does not apply (i) to statements in or omissions from the Registration Statement or the Prospectus made in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein, or (ii) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee (the "Form T-1").

                          (c)  The Company is a corporation duly organized and
validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business,





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properties, net worth or results of operations of the Company and the
Subsidiaries (as hereinafter defined), taken as a whole (a "Material Adverse Effect").

                          (d)  All the Company's consolidated subsidiaries
(collectively, the "Subsidiaries") are listed in Exhibit A hereto. Each Subsidiary, other than Missouri Logos, a partnership, is a Guarantor and has guaranteed the Notes pursuant to its Guarantee. Each Subsidiary is a corporation or partnership duly organized, validly existing and in good standing in the jurisdiction of its organization, with full corporate or partnership power and authority, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of such Subsidiary; all the outstanding shares of capital stock or other equity interest of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, except as set forth in the Registration Statement, are owned by the Company directly, or indirectly through one of the other Subsidiaries and, except for the liens under, as the case may be, the Existing Credit Agreement and the New Credit Agreement (each as defined in the Registration Statement) as described in the Registration Statement and the Prospectus, free and clear of any lien, adverse claim, security interest, equity or other encumbrance except for any such lien, adverse claim, security interest equity or other encumbrance which would not reasonably be expected, individually or in the aggregate, to materially impair the value of such shares or other equity interests.





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                          (e)  There are no legal or governmental proceedings
pending or, to the knowledge of the Registrants, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not so described as required; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties including ordinary routine litigation incidental to the business, that are not described in the Prospectus and as to which an adverse determination is not remote, would not, if determined adversely to the Company or any of the Subsidiaries, individually or in the aggregate, result in a Material Adverse Effect.

                          (f)  There are no agreements, contracts, indentures,
leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                          (g)  Neither the Company nor any of the Subsidiaries
is in violation (A) of its certificate or articles of incorporation or by-laws, or other organizational documents, or (B) of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, including, without limitation, (i) any foreign, Federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) any Federal or state law relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or (iii) any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder (collectively, "ERISA"), or of any decree of any court or governmental agency or body having jurisdiction





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over the Company or any of the Subsidiaries except for, in the case of the foregoing clause (B), such violations which would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                          (h)     Neither the Company nor any of the
Subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except for such defaults which would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                          (i)  None of the issuance or sale of the Notes, the
execution, delivery or performance of this Agreement, the Indenture or the Notes by the Registrants or the consummation by the Registrants of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Notes under the Act and the Exchange Act, the qualification of the Indenture under Trust Indenture Act, compliance with the securities or Blue Sky laws of various jurisdictions and compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), all of which (except such compliance with the Conduct Rules of the NASD) have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                          (j)  KPMG Peat Marwick LLP, who have certified or
shall certify the financial statements of the Company and Outdoor East, L.P. included in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act. McGrail, Merkel, Quinn & Associates, who have certified or shall certify the financial statements of FKM Advertising Co., Inc. included in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

                          (k)  The historical and pro forma financial
statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of the Act; such historical financial statements, together with related schedules and notes, present fairly the consolidated financial position, results of operations, cash flows and changes in financial position of the entities to which they relate on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; such pro forma financial statements, together with related notes, have been prepared on a basis consistent with such historical statements, except for pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Registration Statement and the Prospectus; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent in all material respects with such financial statements and the books and records of the entities to which they relate.

                          (l)  The execution and delivery of, and the
performance by the Registrants of their obligations under this Agreement have been duly and validly authorized by the Registrants, and this Agreement has been duly executed and delivered by the Registrants and constitutes the valid and legally binding agreement of the Registrants, enforceable against the Registrants in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                          (m)  The Indenture has been duly qualified under the
Trust Indenture Act. The execution and delivery of, and the performance by the Registrants of their obligations under the Indenture have been duly and validly authorized by the Registrants, and the Indenture has been duly executed and delivered by the Registrants and constitutes the valid and legally binding agreement of the Registrants, enforceable against each of them in accordance with its terms, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought.

                          (n)  The Notes have been duly authorized and validly
issued by the Company, and when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to you against payment therefor in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Indenture and will constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
(ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought.

                          (o)  The Guarantees have been duly authorized and
validly issued by each of the Guarantors, and when the Notes are executed and authenticated in accordance with the Indenture and delivered to you against payment therefor in accordance with the terms of this Agreement, the Notes will be entitled to the benefit of the Guarantees, and the Guarantees will constitute valid and legally binding agreements of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms set forth in the Indenture, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought.

                          (p)  Except as disclosed in the Registration
Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving, or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

                          (q)     Each of the Company and the Subsidiaries has
good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement or which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the value of such property to the Company or such Subsidiary, as the case may be, and all the property described in the Prospectus as being held under lease or sublease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases or subleases with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially impair the value of such leasehold estate to the Company or such Subsidiary, as the case may be, and such leases and subleases are in full force and effect; neither the Company nor any of the Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claim could reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

                          (r)     The Company has not distributed and, prior to
the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

                          (s)     The Company and each of the Subsidiaries has
such permits, licenses, franchises and authorizations including, without limitation, under any applicable Environmental Laws, of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries.

                          (t)     The Company maintains a system of internal
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (u)     To the Registrants' knowledge, neither the
Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                          (v)     The Company and each of the Subsidiaries have
filed all tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except for such failures to file or defaults in payment of a character not required to be disclosed in the Prospectus and which would not reasonably be expected to have a Material Adverse Effect.

                          (w)     No holder of any security of the Company has
any right to require registration of any security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

                          (x)     The Registrants have not taken, directly or
indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

                          (y)     The Company and the Subsidiaries own or
possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Registrants are not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

                          (z)     The Incorporated Documents heretofore filed,
when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, and any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (aa)  The Company is not now, and after sale of the
Notes to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                          (bb)  The Company has complied with all provisions of
Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

                          (cc)  No labor problem exists with the employees of
the Company or any of the Subsidiaries or, to the knowledge of the Registrants, is imminent that, in either case, could reasonably be expected individually or in the aggregate to result in any Material Adverse Effect.

                          (dd)  The Company and each of the Subsidiaries
maintain insurance of the types and in the amounts that are reasonable for the businesses operated by them, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and liability, all of which insurance is in full force and effect.

                          (ee)  None of the Registrants is, nor will any of
them be, after giving effect to the issuance of the Notes and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby including without limitation the issuance of the Guarantees and the guarantee by the Guarantors of the Company's obligations under the New Credit Agreement (as defined in the Registration Statement), (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they mature.

                 7. Indemnification and Contribution. (a) The Registrants, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any

Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom and in conformity with the information furnished in writing to the Company by or on behalf of any Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to such Underwriter in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Registrants may otherwise have.

                          (b)     If any action, suit or proceeding shall be
brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Registrants, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised in writing by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                          (c)     Each Underwriter agrees, severally and not
jointly, to indemnify and hold harmless each Registrant, its directors, its officers who sign the Registration Statement, and any person who controls such Registrant within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Registrants to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Registrants, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Registrants by paragraph (b) above (except that if the Registrants shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Registrants, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have.

                          (d)     If the indemnification provided for in this
Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrants on the one hand and the Underwriters on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registrants on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Registrants on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Registrants on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a Registrant on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                          (e)     The Registrants and the Underwriters agree
that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of the Notes set forth opposite their names in Schedule I hereto (or such principal amounts of the Notes increased as set forth in Section 10 hereof) and not joint.

                          (f)     No indemnifying party shall, without the
prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                          (g)     Any losses, claims, damages, liabilities or
expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Registrants set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Registrants, their directors or officers or any person controlling the Registrants, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Registrants, their directors or officers, or any person controlling the Registrants, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

                 8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Notes hereunder are subject to the following conditions:

                          (a)     If, at the time this Agreement is executed
and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Notes may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M. (or in the case of a Registration Statement filed pursuant to Rule 462(b) under the Act, not later than 10:00 P.M.), New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission.

                          (b)     Subsequent to the effective date of this
Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, which in your reasonable opinion would materially, adversely affect the market for the Notes, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any material statement made in the Prospectus untrue in any material respect or which, in the opinion of the Company and its counsel or you and your counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion materially adversely affect the market for the Notes.

                          (c)     You shall have received on the Closing Date,
an opinion of Palmer & Dodge LLP, counsel for the Company, dated the Closing Date and addressed to you to the effect that:

                                   (i)     The Company is a corporation duly
         incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto);

                                  (ii)     The Notes (A) have been duly
         authorized and (B) when issued and executed and authenticated in accordance with the provisions of the Indenture and delivered to you in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture, and will constitute valid and legally binding agreements of the Company in accordance with their terms except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought;

                                 (iii)     The Registration Statement has
         become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                                  (iv)     (A)  The Company has the corporate
         power and authority to enter into this Agreement and to issue, sell and deliver the Notes to the Underwriters as provided herein, and (B) this Agreement has been duly authorized, executed and delivered by the Company;

                                   (v)     (A)  The Indenture has been duly
         qualified under the Trust Indenture Act of 1939, as amended, (B) the Company has the corporate power and authority to enter into the Indenture, and (C) the Indenture has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought;

                                  (vi)     The Notes, the Indenture and the
         Guarantees conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the caption "Description of Notes";

                                 (vii)     Neither the issuance, sale or
         delivery of the Notes, nor the execution, delivery or performance of this Agreement or the Indenture, or compliance by the Company with all provisions of this Agreement or the Indenture, nor consummation by the Company of the transactions contemplated hereby or thereby constitutes or will constitute a violation or breach of, or a default under, the certificate of incorporation or bylaws or other organizational documents of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound and that is an exhibit to the Registration Statement, or will result in the creation or imposition of any lien, charge or encumbrance pursuant to any such agreement, indenture, lease or other instrument upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel, to be applicable to the Company, the Subsidiaries or any of their respective properties;

                                (viii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company for the valid issuance and sale of the Notes pursuant to this Agreement or the Indenture, except where such have been obtained under the Act, the Exchange Act and the Trust Indenture Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Notes or such as may be required under the rules of the NASD;

                                  (ix)     Each of the Registration Statement,
         as of its effective date, and the Prospectus, as of its date (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and

                                   (x)     the Incorporated Documents (other
         than the financial statements (including the notes thereto) and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion), when filed, or as amended or supplemented, complied as to form in all material respects with the requirements of the Exchange Act.

                          In rendering their opinion as aforesaid, counsel may
rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Delaware, provided that (1) each such local counsel is acceptable to you, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and your counsel, and
(3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                          For purposes of the opinions in the foregoing clauses
(ii) and (v) insofar as such opinions relate to enforceability, such counsel may assume that the applicable law chosen by the parties is the same as applicable Massachusetts law.

                          In addition to the matters set forth above, such
opinion shall also contain a statement to the effect that, although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including a review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused it to believe
(i) that the Registration Statement (including the Incorporated Documents), and any amendment thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) that the Prospectus (including the Incorporated Documents), or any amendment or supplement to the Prospectus, as of its respective date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

                          (d)     You shall have received on the Closing Date,
an opinion of Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P., counsel to the Company, dated the Closing Date and addressed to you to the effect that:

                                   (i)     The Company is duly registered and
         qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole;

                                  (ii)     Each of the Subsidiaries is a
         corporation or partnership duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate or partnership power and authority, as the case may be, to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and all the outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company, except as disclosed in the Registration Statement and the Prospectus, directly, or indirectly through one of the other Subsidiaries free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance;

                                 (iii)     The authorized and outstanding
         capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                                  (iv)     All the outstanding shares of
         capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and free of any pre-emptive or to the best knowledge of such counsel, similar rights;

                                   (v)     To the best knowledge of such
         counsel (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) and
         (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                                  (vi)     Neither the issuance or sale of the
         Guarantees, nor the execution, delivery or performance of this Agreement, or the Indenture, or compliance by the Guarantors with all the provisions of this Agreement or the Indenture, nor consummation by the Guarantors of the transactions contemplated hereby or thereby constitutes or will constitute a violation or breach of, or a default under, the certificate of incorporation or bylaws or other organizational documents of the Guarantors or any agreement, indenture, lease or other instrument to which they are a party or by which any of them or any of their respective properties is bound and that is an exhibit to the Registration Statement, or will result in the creation or imposition of any lien, charge or encumbrance pursuant ot any such agreement, indenture, lease or other instrument upon any property or assets of any of the Guarantors, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel, to be applicable to the Guarantors or any of their respective properties;

                                 (vii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, adminstirative agency or other governmental body, agency, or official is required to be obtained or made by any Guarantor for the valid issuance and sale of the Guarantees pursuant to this Agreement or the Indenture, except where such have been obtained under the Act, the Exchange Act and the Trust Indenture Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Notes;

                                (viii)     The Guarantees have been duly
         authorized and validly issued by each of the Guarantors, and when the Notes are executed and authenticated in accordance with the Indenture and delivered to you in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Guarantees, and the Guarantees will constitute valid and legally binding agreements of each of the Guarantors in accordance with their terms set forth in the Indenture except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought;

                                  (ix)     (A)  Each of the Guarantors has the
         corporate or partnership power and authority, as the case may be, to enter into this Agreement and to issue its Guarantee as provided herein, and (B) this Agreement has been duly authorized, executed and delivered by each of the Guarantors; and

                                   (x)     (A)  Each of the Guarantors has the
         corporate or partnership power and authority, as the case may be, to enter into the Indenture, and (B) the Indenture has been duly authorized, executed and delivered by each of the Guarantors and is a legal, valid and binding agreement of each of the Guarantors, enforceable against each of them in accordance with its terms except that (a) enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought.

                          In addition to the matters set forth above, such
opinion shall also contain a statement to the effect that, although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including a review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused it to believe
(i) that the Registration Statement (including the Incorporated Documents), and any amendment thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) that the Prospectus (including the Incorporated Documents), or any amendment or supplement to the Prospectus, as of its respective date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

                          (e)     You shall have received on the Closing Date,
an opinion of Charles W. Lamar, III, Esq., general counsel of the Company, dated the Closing Date and addressed to you to the effect that:

                                   (i)     The Company and each of the
         Subsidiaries has full corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Company and the Subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus;

                                  (ii)     To the best of his knowledge, other
         than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

                                 (iii) To the bests of his knowledge, there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                                  (iv)     Neither the Company nor any of the
         Subsidiaries (A) is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, (B) to the best knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus or (C) is in violation any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries which default or violation in the case of either clause
         (ii) or (iii), either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect;

                                   (v)     Except as described in the
         Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

                                  (vi)     Except as described in the
         Prospectus, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Notes or the right to have any securities of the Company included in the registration statement or the right, as a result of the filing of the registration statement, to require registration under the Act of any securities of the Company; and

                                 (vii)     The statements in the Prospectus
         under the captions "Risk Factors -- Regulation of Outdoor Advertising" and "Business -- Regulation", insofar as such statements constitute a summary of regulatory matters relating to the outdoor advertising industry, fairly describe the regulatory matters relating to such industry.

                 In addition to the matters set forth above, such opinion shall also contain a statement to the effect that nothing has come to the attention of such counsel that has caused it to believe (i) that the Registration Statement (including the Incorporated Documents), and any amendment thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus (including the Incorporated Documents), or any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

                          (f)     You shall have received on the Closing Date
an opinion of Chadbourne & Parke LLP, counsel for the Underwriters, dated the Closing Date and addressed to you, with respect to the matters referred to in clauses (ii), (iii), (iv) (with respect to paragraph (B) only), (v) (with respect to paragraphs (A) and (C) only), and (ix) of the foregoing clause (c), the matters referred to in clause (viii), (ix) (with respect to paragraph (B) only) and (x) (with respect to paragraph (B) only) of the foregoing clause (d) and such other related matters as you may request.

                 In addition to the matters set forth above, such opinion shall also contain a statement to the effect that, although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including a review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused it to believe
(i) that the Registration Statement (including the Incorporated Documents), and any amendment thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) that the Prospectus (including the Incorporated Documents), any amendment or supplement to the Prospectus, as of its respective date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

                          (g)     You shall have received letters addressed to
you and dated the date hereof and the Closing Date from (i) KPMG Peat Marwick LLP and (ii) McGrail, Merkel, Quinn & Associates, each independent certified public accountants, substantially in the forms heretofore approved by you.

                          (h)(i) No stop order suspending the effectiveness of
the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(h) and in Section 8(i) hereof.

                          (i)     The Registrants shall not have failed at or
prior to the Closing Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date in any material respect.

                          (j)     The Notes shall have been listed or approved
for inclusion upon notice of issuance on the New York Stock Exchange.

                          (k)     The Company shall have consummated the Common
Stock Offering with net cash proceeds to the Company of at least $40 million.

                          (l)     The Registrants shall have furnished or
caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

                 All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

                 Any certificate or document signed by an officer of any of the Registrants and delivered to you, or to your counsel, shall be deemed a representation and warranty by such Registrant to each Underwriter as to the statements made therein.

                 9. Expenses. The Registrants jointly and severally agree to pay the following costs and expenses and all other costs and expenses incident to the performance by them of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing, authentication, issuance and delivery of the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the Indenture, the preliminary and supplemental Blue Sky Memoranda, the Master Agreement Among Underwriters and dealer contracts; (v) the registration of the Notes under the Exchange Act and the listing of the Notes on the New York Stock Exchange; (vi) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees in connection with any filings required to be made with the NASD; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes (excluding any such expenses incurred by the Underwriters for their representatives); and (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company. Except as provided by this Section 9 or Section 5(j) hereof, the Underwriters will pay all of their own costs and expenses, including fees of their counsel, taxes on resales of the Notes by them and any advertising expenses in connection with any offers they make.

                 10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Notes may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Registrants, by notifying you, or by you by notifying the Company.

          If any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate principal amount of the Notes which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate principal amount of the Notes which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the principal amount of the Notes set forth opposite its name in Schedule I hereto bears to the aggregate principal amount of the Notes set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Notes which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they are obligated to purchase on the Closing Date and the aggregate principal amount of the Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Notes which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Notes by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Notes which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

                 Any notice under this Section 10 may be given by telegram, telecopy or telephone but, if by telephone, shall be subsequently confirmed in writing.

                 11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Registrants, by notice to the Company, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or material adverse change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus or to enforce contracts for the resale of the Notes by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and, if by telephone, shall be subsequently confirmed in writing.

                 12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

                 13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to any Registrant, at the office of the Company at 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808, Attention: Charles W. Lamar, III, General Counsel; or (ii) if to you, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

                 This Agreement has been and is made solely for the benefit of the several Underwriters, the Registrants, their directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Notes in his status as such purchaser.

                 14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                 This Agreement may be signed in various counterparts which together constitute one and the same instrument.

                 Please confirm that the foregoing correctly sets forth the agreement among the Registrants and the several Underwriters.

                                          Very truly yours,

                                          LAMAR ADVERTISING COMPANY

                                          By:
                                             ---------------------------------

                                               Name:
                                                    --------------------------

                                               Title:
                                                     -------------------------

                                           THE LAMAR CORPORATION
                                           INTERSTATE LOGOS, INC.
                                           LAMAR ADVERTISING OF COLORADO
                                           SPRINGS, INC.
                                           LAMAR ADVERTISING OF JACKSON,
                                           INC.
                                           LAMAR ADVERTISING OF MOBILE,
                                           INC.
                                           LAMAR ADVERTISING OF SOUTH
                                           GEORGIA, INC.
                                           LAMAR ADVERTISING OF SOUTH
                                           MISSISSIPPI, INC.
                                           LAMAR ADVERTISING OF
                                           TALLAHASSEE, INC.
                                           TLC PROPERTIES, INC.
                                           MISSOURI LOGOS, INC.
                                           NEBRASKA LOGOS, INC.
                                           OKLAHOMA LOGO SIGNS, INC.
                                           UTAH LOGOS, INC.
                                           OHIO LOGOS, INC.
                                           GEORGIA LOGOS, INC.
                                           KANSAS LOGOS, INC.
                                           LAMAR AIR, LLC
                                           LAMAR PENSACOLA TRANSIT, INC.
                                           LAMAR TENNESSEE LIMITED
                                           PARTNER, INC.
                                           LAMAR TENNESSEE LIMITED
                                           PARTNERSHIP
                                           LAMAR TENNESSEE LIMITED
                                           PARTNERSHIP II
                                           LAMAR TEXAS GENERAL PARTNER, INC.
                                           LAMAR TEXAS LIMITED
                                           PARTNERSHIP
                                           MICHIGAN LOGOS, INC.
                                           MINNESOTA LOGOS, INC.

                                           MINNESOTA LOGOS, A PARTNERSHIP
                                           MISSISSIPPI LOGOS, INC.
                                           NEW JERSEY LOGOS, INC.
                                           SOUTH CAROLINA LOGOS, INC.
                                           TENNESSEE LOGOS, INC.
                                           TEXAS LOGOS, INC.
                                           TLC PROPERTIES II, INC.
                                           VIRGINIA LOGOS, INC.


                                           By:
                                              --------------------------------
                                           Name:
                                           Title:


Confirmed as of the date first
above mentioned.

SMITH BARNEY INC.
CHASE SECURITIES INC.
CIBC WOOD GUNDY SECURITIES CORP.
By:  SMITH BARNEY INC.

By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:

                                   SCHEDULE I

                           LAMAR ADVERTISING COMPANY



                                                            Principal Amount
 Underwriter                                                    of Notes
------------------------------------------------------   ----------------------
 Smith Barney Inc. . . . . . . . . . . . . . . . . . .
 Chase Securities Inc. . . . . . . . . . . . . . . . .
 CIBC Wood Gundy Securities Corp.  . . . . . . . . . .
                                                              ------------
                                     Total                    $225,000,000
                                                              ============

                                   Exhibit A
                                   ---------

                   Subsidiaries of Lamar Advertising Company
                   -----------------------------------------